UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Worldwide Growth Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Growth Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

November 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 1.25%, Class C shares returned 0.51%, Class I shares returned 1.54% and Class Y shares returned 1.61%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 1.16% total return.2

Global equities advanced moderately during the reporting period amid diverging economic prospects, but still-healthy corporate earnings. The fund’s Class A, Class I, and Class Y shares outperformed its benchmark, supported by the net effects of stock selection and economic sector allocation, while Class C underperformed the Index. Country weightings had an essentially neutral impact on relative results.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund will normally invest at least 25% of its assets in foreign companies and at least 25% of its assets in U.S. companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. These are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio manager first identifies economic sectors that he believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio manager then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. Under normal circumstances, at least 40% of the fund’s assets will be invested in companies that have significant exposure to the economies of countries other than the United States. These are companies that are organized or domiciled in a foreign country or have at least 50% of their assets outside the U.S. or at least 50% of their revenues or profits are from goods produced or sold, investments made, or services performed outside the United States. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Volatility Returned and Markets Diverged in 2018

After rallying from the start of the reporting period through January 2018, the Index recorded back-to-back declines in February 2018 and March 2018, but rebounded in April

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

2018. Heightened market volatility during the first quarter of 2018 stemmed from worries about a faster-than-expected pace of central bank tightening and escalating international trade tensions.

The Index’s advance was marked by increasingly divergent regional performance amid rising geopolitical uncertainty. While the U.S. equities in the Index pressed higher through most of the period on the back of robust corporate profits and accelerating domestic economic activity, equities in most other major markets declined, pressured by concerns over global trade disputes, signs of stress in emerging markets, and a lack of progress on Brexit. The information technology, health care, and consumer discretionary sectors led all other sectors and outperformed the Index for the full 12-month reporting period. Six of the 11 sectors of the Index registered losses, with the materials and financials sectors posting the weakest results.

Stock Selections and Sector Allocations Boosted Results

Factors that contributed to relative performance at the sector level included the limited representation in the industrials sector, which came under pressure from rising fuel prices and concerns over tariffs. The fund’s emphasis on stocks in the consumer discretionary sector had a positive impact on both relative and absolute results, primarily due to strong performance by the fund’s media holdings. The above-market allocation to information technology was also advantageous, and this benefit was strengthened by a favorable stock focus within the sector. Holdings making the largest positive contributions to returns included Apple, Microsoft, Twenty-First Century Fox, Visa, and Abbott Laboratories.

Factors that restrained relative performance included the overweight exposure to and weakness in key positions in the consumer staples sector, particularly in the tobacco and beverages industries. Relative results were also undermined by the positioning in the health care sector, with poor performance by several of the pharmaceutical stocks offsetting strength among the fund’s health care equipment & providers holdings. The largest detractors from returns included Philip Morris International, Facebook, British American Tobacco, State Street, and Anheuser-Busch InBev.

A Focus on Stable Industry Leaders in a Volatile Market

With global economic data pointing to continued, if less even, expansion, equity markets seem poised to recover from recent weakness and finish out the year with further gains. However, bouts of volatility are likely to become more frequent as the withdrawal of monetary stimulus continues and geopolitical tensions ratchet higher. We believe the relative performance of higher-quality companies with sustainable earnings prospects and low leverage will continue to strengthen as macro uncertainty increases.

The industry-leading multinationals in the fund have the financial strength and flexibility to help them weather the volatile periods surrounding these concerns. Furthermore, we believe that their commitment to enhancing long-term shareholder value through disciplined capital redeployment, dividend increases, and share repurchases offers a degree of downside protection against increased volatility.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. —The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Worldwide Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI World Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Worldwide Growth Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18

	Inception
Class A shares	Date	1 Year	5 Years	10 Years
with maximum sales charge (5.75%)	7/15/93	-4.58%	5.84%	9.62%
without sales charge	7/15/93	1.25%	7.09%	10.27%
Class C shares
with applicable redemption charge †	6/21/95	-0.37%	6.31%	9.47%
without redemption	6/21/95	0.51%	6.31%	9.47%
Class I shares	3/4/96	1.54%	7.38%	10.57%
Class Y shares	7/1/13	1.61%	7.47%	10.57%	††
MSCI World Index		1.16%	6.81%	10.02%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.93	$9.66	$4.56	$4.16
Ending value (after expenses)	$1,009.60	$1,005.80	$1,011.10	$1,011.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.96	$9.70	$4.58	$4.18
Ending value (after expenses)	$1,019.31	$1,015.58	$1,020.67	$1,021.07

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.91% for Class C, .90% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.7%
Banks - 2.3%
JPMorgan Chase & Co.	121,650		13,262,283
Consumer Durables & Apparel - 5.8%
adidas	31,700		7,467,293
Hermes International	13,201		7,523,453
LVMH Moet Hennessy Louis Vuitton	62,975		19,078,690
			34,069,436
Consumer Services - 2.2%
McDonald's	73,675		13,033,107
Diversified Financials - 4.7%
BlackRock	30,125		12,394,027
Eurazeo	98,089		7,169,795
State Street	113,175		7,780,781
			27,344,603
Energy - 7.0%
Chevron	139,175		15,538,889
Exxon Mobil	239,633		19,093,957
Total, ADR	108,500	[a]	6,358,100
			40,990,946
Food, Beverage & Tobacco - 20.7%
Altria Group	230,950		15,020,988
Anheuser-Busch InBev	56,400		4,155,941
British American Tobacco, ADR	153,325		6,654,305
Coca-Cola	320,850		15,362,298
Constellation Brands, Cl. A	16,000		3,187,680
Danone, ADR	554,925		7,852,189
Diageo, ADR	79,950	[a]	11,045,892
Nestle, ADR	197,000		16,603,160
PepsiCo	95,250		10,704,195
Philip Morris International	341,450		30,071,501
			120,658,149
Health Care Equipment & Services - 2.0%
Abbott Laboratories	166,925		11,507,809
Household & Personal Products - 4.8%
L'Oreal, ADR	623,825		28,072,125
Insurance - 2.9%
AIA Group	738,100		5,614,004
Chubb	89,475		11,176,322
			16,790,326
Materials - 1.6%
Air Liquide, ADR	394,862		9,518,149

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Media & Entertainment - 12.3%
Alphabet, Cl. C		14,375	[b]	15,478,569
Comcast, Cl. A		310,475		11,841,516
Facebook, Cl. A		169,625	[b]	25,747,380
Twenty-First Century Fox, Cl. A		289,725		13,188,282
Walt Disney		45,900		5,270,697
				71,526,444
Pharmaceuticals Biotechnology & Life Sciences - 7.8%
AbbVie		133,750		10,412,438
Johnson & Johnson		49,425		6,919,006
Novo Nordisk, ADR		250,825		10,830,623
Roche Holding, ADR		573,925		17,424,363
				45,586,430
Retailing - .9%
Amazon.com		3,250	[b]	5,193,533
Semiconductors & Semiconductor Equipment - 5.8%
ASML Holding		70,050		12,073,818
Infineon Technologies		244,500		4,901,530
Texas Instruments		185,275		17,199,078
				34,174,426
Software & Services - 8.5%
Microsoft		303,500		32,416,835
Visa, Cl. A		123,025	[a]	16,958,996
				49,375,831
Technology Hardware & Equipment - 6.7%
Apple		177,510		38,849,839
Transportation - 3.7%
Canadian Pacific Railway		73,300		15,026,500
Union Pacific		44,175		6,459,269
				21,485,769
Total Common Stocks (cost $258,726,588)				581,439,205
	7-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $978,253)	2.21	978,253	[c]	978,253

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $11,850)	2.12	11,850	[c]	11,850
Total Investments (cost $259,716,691)		99.8%		582,429,308
Cash and Receivables (Net)		.2%		902,176
Net Assets		100.0%		583,331,484

ADR—American Depository Receipt

a  Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $10,468,523 and the value of the collateral held by the fund was $10,410,274, consisting of cash collateral of $11,850 and U.S. Government & Agency securities valued at $10,398,424.

b  Non-income producing security.

c  Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Staples	25.5
Information Technology	21.0
Communication Services	12.2
Financials	9.8
Health Care	9.8
Consumer Discretionary	9.0
Energy	7.0
Industrials	3.7
Materials	1.6
Investment Companies	.2
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	15,464,273	216,634,095	232,086,518	11,850.0		—
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,020,913	57,343,265	62,385,925	978,253.1		22,058
Total	21,485,186	273,977,360	294,472,443	990,103.1		22,058

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,468,523)—Note 1(c):
Unaffiliated issuers	258,726,588	581,439,205
Affiliated issuers	990,103	990,103
Dividends and securities lending income receivable		1,619,454
Receivable for investment securities sold		525,140
Receivable for shares of Common Stock subscribed		445,415
Prepaid expenses		27,326
		585,046,643
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		517,705
Payable for shares of Common Stock redeemed		1,014,723
Liability for securities on loan—Note 1(c)		11,850
Unrealized depreciation on foreign currency transactions		3,655
Directors fees and expenses payable		3,203
Accrued expenses		164,023
		1,715,159
Net Assets ($)		583,331,484
Composition of Net Assets ($):
Paid-in capital		200,489,019
Total distributable earnings (loss)		382,842,465
Net Assets ($)		583,331,484

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	406,633,788	17,376,710	126,813,635	32,507,351
Shares Outstanding	7,815,067	380,428	2,421,652	621,238
Net Asset Value Per Share ($)	52.03	45.68	52.37	52.33

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $719,533 foreign taxes withheld at source):
Unaffiliated issuers	14,706,837
Affiliated issuers	22,058
Income from securities lending—Note 1(c)	42,469
Total Income	14,771,364
Expenses:
Management fee—Note 3(a)	4,800,168
Shareholder servicing costs—Note 3(c)	1,804,320
Distribution fees—Note 3(b)	175,652
Professional fees	120,892
Registration fees	79,194
Directors’ fees and expenses—Note 3(d)	48,813
Custodian fees—Note 3(c)	39,999
Prospectus and shareholders’ reports	38,753
Loan commitment fees—Note 2	14,813
Interest expense—Note 2	499
Miscellaneous	51,942
Total Expenses	7,175,045
Investment Income—Net	7,596,319
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	60,435,025
Net realized gain (loss) on forward foreign currency exchange contracts	5,069
Net Realized Gain (Loss)	60,440,094
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(57,348,894)
Net Realized and Unrealized Gain (Loss) on Investments	3,091,200
Net Increase in Net Assets Resulting from Operations	10,687,519

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	7,596,319	7,431,059
Net realized gain (loss) on investments	60,440,094	81,727,711
Net unrealized appreciation (depreciation) on investments	(57,348,894)	51,743,881
Net Increase (Decrease) in Net Assets Resulting from Operations	10,687,519	140,902,651
Distributions ($):
Distributions to shareholders:
Class A	(55,137,058)	(29,155,496)
Class C	(3,123,342)	(3,794,862)
Class I	(18,702,458)	(8,374,927)
Class Y	(4,469,254)	(2,598,896)
Total Distributions	(81,432,112)	(43,924,181)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	44,391,281	35,962,572
Class C	1,919,579	2,618,700
Class I	27,799,367	51,584,779
Class Y	15,022,891	17,189,028
Distributions reinvested:
Class A	48,931,903	26,056,589
Class C	2,735,801	2,870,473
Class I	17,160,257	7,590,468
Class Y	4,405,077	2,426,180
Cost of shares redeemed:
Class A	(70,806,918)	(77,784,365)
Class C	(29,704,653)	(20,102,137)
Class I	(50,292,271)	(52,044,097)
Class Y	(17,964,590)	(18,769,881)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(6,402,276)	(22,401,691)
Total Increase (Decrease) in Net Assets	(77,146,869)	74,576,779
Net Assets ($):
Beginning of Period	660,478,353	585,901,574
End of Period	583,331,484	660,478,353

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	781,982	674,317
Shares issued for distributions reinvested	911,303	536,813
Shares redeemed	(1,309,188)	(1,484,405)
Net Increase (Decrease) in Shares Outstanding	384,097	(273,275)
Class Cb
Shares sold	40,226	55,857
Shares issued for distributions reinvested	57,869	66,608
Shares redeemed	(575,993)	(420,179)
Net Increase (Decrease) in Shares Outstanding	(477,898)	(297,714)
Class Ib
Shares sold	509,589	969,326
Shares issued for distributions reinvested	317,764	154,535
Shares redeemed	(926,567)	(984,004)
Net Increase (Decrease) in Shares Outstanding	(99,214)	139,857
Class Y
Shares sold	275,038	327,229
Shares issued for distributions reinvested	81,656	49,707
Shares redeemed	(328,548)	(348,706)
Net Increase (Decrease) in Shares Outstanding	28,146	28,230

[a] Distributions to shareholders include $4,459,761 Class A, $189,659 Class C, $1,897,491 Class I and $569,885 Class Y of distributions from net investment income and $24,695,735 Class A, $3,605,203 Class C, $6,477,436 Class I and $2,029,011 Class Y distributions from net realized gains. Distributions in excess of investment income—net was 49,087 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 130 Class A shares representing $6,953 were exchanged for 129 Class I shares and 45,305 Class C shares representing $2,411,295 were automatically converted for 40,342 Class A shares and during the period ended October 31, 2017, 237 Class A shares representing $11,958 were exchanged for 236 Class I shares and 169 Class C shares representing $8,337 were exchanged for 151 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	58.28	50.01	54.03	55.33	51.69
Investment Operations:
Investment income—net[a]	.62	.63	.69	.86	.78
Net realized and unrealized gain (loss) on investments	.28	11.50	(.68)	(.09)	3.68
Total from Investment Operations	.90	12.13	.01	.77	4.46
Distributions:
Dividends from investment income—net	(.63)	(.59)	(.68)	(.89)	(.82)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(7.15)	(3.86)	(4.03)	(2.07)	(.82)
Net asset value, end of period	52.03	58.28	50.01	54.03	55.33
Total Return (%)[b]	1.25	25.88	.20	1.49	8.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.18	1.19	1.17	1.17
Ratio of net expenses to average net assets	1.17	1.18	1.19	1.17	1.17
Ratio of net investment income to average net assets	1.14	1.18	1.39	1.59	1.45
Portfolio Turnover Rate	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	406,634	433,075	385,324	436,507	478,579

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	51.91	44.90	48.93	50.33	47.09
Investment Operations:
Investment income—net[a]	.17	.24	.30	.42	.35
Net realized and unrealized gain (loss) on investments	.30	10.24	(.63)	(.10)	3.36
Total from Investment Operations	.47	10.48	(.33)	.32	3.71
Distributions:
Dividends from investment income—net	(.18)	(.20)	(.35)	(.54)	(.47)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(6.70)	(3.47)	(3.70)	(1.72)	(.47)
Net asset value, end of period	45.68	51.91	44.90	48.93	50.33
Total Return (%)[b]	.51	24.95	(.54)	.73	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.92	1.93	1.91	1.91
Ratio of net expenses to average net assets	1.90	1.92	1.93	1.91	1.91
Ratio of net investment income to average net assets	.35	.51	.66	.86	.71
Portfolio Turnover Rate	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	17,377	44,556	51,906	63,848	71,683

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	58.72	50.46	54.48	55.78	52.10
Investment Operations:
Investment income—net[a]	.77	.77	.84	1.01	.92
Net realized and unrealized gain (loss) on investments	.29	11.59	(.69)	(.09)	3.71
Total from Investment Operations	1.06	12.36	.15	.92	4.63
Distributions:
Dividends from investment income—net	(.89)	(.83)	(.82)	(1.04)	(.95)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(7.41)	(4.10)	(4.17)	(2.22)	(.95)
Net asset value, end of period	52.37	58.72	50.46	54.48	55.78
Total Return (%)	1.54	26.21	.47	1.76	8.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.91	.92	.90	.91
Ratio of net expenses to average net assets	.90	.91	.92	.90	.91
Ratio of net investment income to average net assets	1.40	1.44	1.66	1.85	1.69
Portfolio Turnover Rate	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	126,814	148,024	120,150	141,850	136,654

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	58.71	50.49	54.52	55.81	52.11
Investment Operations:
Investment income—net[a]	.82	.85	.69	.97	.92
Net realized and unrealized gain (loss) on investments	.29	11.55	(.51)	(.01)	3.77
Total from Investment Operations	1.11	12.40	.18	.96	4.69
Distributions:
Dividends from investment income—net	(.97)	(.91)	(.86)	(1.07)	(.99)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(7.49)	(4.18)	(4.21)	(2.25)	(.99)
Net asset value, end of period	52.33	58.71	50.49	54.52	55.81
Total Return (%)	1.61	26.32	.56	1.84	9.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.82	.86	.84	.85
Ratio of net expenses to average net assets	.82	.82	.86	.84	.85
Ratio of net investment income to average net assets	1.50	1.59	1.41	1.74	1.51
Portfolio Turnover Rate	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	32,507	34,823	28,522	4,581	141

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	525,528,500	55,910,705††	—	581,439,205
Investment Companies	990,103	—	—	990,103

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchanged traded equity securities as reported as Level 2 in the table above. At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At October 31, 2018, the market value of the collateral was 99.4% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $7,940 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,664,904, undistributed capital gains $60,206,749 and unrealized appreciation $320,970,812.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $7,882,374 and $7,363,086, and long-term capital gains $73,549,738 and $36,561,095, respectively.

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $8,084,666 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $20,300 with a related weighted average annualized interest rate of 2.46%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended October 31, 2018, the Distributor retained $16,765 from commissions earned on sales of the fund’s Class A shares and $346 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $175,652 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $1,100,067 and $58,551, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $129,864 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $39,999 pursuant to the custody agreement.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $380,135, Distribution Plan fees $11,349, Shareholder Services Plan fees $92,332, custodian fees $6,000, Chief Compliance Officer fees $4,193 and transfer agency fees $23,696.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $28,675,468 and $103,903,224, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2018, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Forward contracts	8,813

At October 31, 2018, the cost of investments for federal income tax purposes was $261,454,841; accordingly, accumulated net unrealized appreciation on investments was $320,974,467, consisting of $330,935,875 gross unrealized appreciation and $9,961,408 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board approved an Agreement and Plan of Reorganization between the fund and Dreyfus Core Equity Fund (the “Acquired Fund”), providing for the

NOTES TO FINANCIAL STATEMENTS (continued)

Acquired Fund to merge into the fund as part of a tax-free reorganization. The merger was approved by Acquired Fund’s shareholders on October 31, 2018 and the merger occurred on December 7, 2018. On that date, the Acquired Fund transferred all of its assets at net asset value, subject to its liabilities, for an equivalent value of such shares of the fund. Such shares were distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Worldwide Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Growth Fund (the “Fund”) (the sole fund constituting Dreyfus Premier Worldwide Growth Fund, Inc.), including the statements of investments, and investments in affiliated issuers, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting Dreyfus Premier Worldwide Growth Fund, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,882,374 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund also hereby reports $.0027 per share as a short-term capital gain distribution and $6.5162 per share as a long-term capital gain distribution paid on December 28, 2017.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 31, 2018, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe median for all periods except the ten-year period when the fund’s performance was above the Performance Group median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board discussed with representatives of Dreyfus, its affiliates and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. The Board members considered the Subadviser’s considerable reputation and that the Subadviser is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality, “mega-cap” companies.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and the Expense Universe medians (total expenses were the lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• Although the Board was concerned about the fund’s relative performance, the Board noted the Subadviser’s adherence to its investment strategy, but agreed to continue to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Peggy C. Davis (75)
Board Member (1990)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

Diane Dunst (79)
Board Member (2007)
Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (75)
Board Member (1989)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Daniel Rose, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Worldwide Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0070AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,766 in 2017 and $47,467 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,993 in 2017 and $22,384 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,319 in 2017 and $4,331 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,863 in 2017 and $1,907 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,905,415 in 2017 and $30,820,284 in 2018.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

 Item 6.            Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)